TPF 679-0202
Prospectus


                           Transamerica Premier Funds



Supplement Dated February 15, 2002 to Prospectus Dated May 1, 2001 This supplement should be read in conjunction with the Prospectus.


The following information supplements the Share Price,When Share Price Is Determined section.

The net asset value of all Funds is determined only on days that the New York Stock Exchange (Exchange) is open.











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TPF 680-0202
SAI


                           Transamerica Premier Funds



Supplement Dated February 15, 2002 to Statement of Additional Information Dated May 1, 2001 This supplement should be read in conjunction with the Statement of Additional Information



The following information supplements the Determination of Net Asset Value section.

The net asset value of all Funds is determined only on days that the New York Stock Exchange (Exchange) is open.